As filed with the Securities and Exchange                     File No. 33-41694
Commission on August 29, 2001                                 File No. 811-6352
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 50

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 60

                             AETNA SERIES FUND, INC.
                             -----------------------

          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                                 (860) 275-3252


                   Michael Gioffre, Assistant General Counsel
                       Aeltus Investment Management, Inc.
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

       X        immediately upon filing pursuant to paragraph (b)
     ------

This Post-Effective Amendment No. 50 ("PEA 50") is filed to register Class O shares of Aetna Series Fund, Inc. (the "Registrant") under the Investment Company Act of 1940 and to offer the Registrant's shares under the Securities Act of 1933. The prospectus and statement of additional information for the Registrant's Class O shares that are included in this PEA 50 are to be used concurrently with and separately from the currently effective prospectuses and statements of additional information for the other series of the Registrant.

                                  PARTS A AND B
                                  -------------

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES


August 29, 2001



CAPITAL APPRECIATION FUNDS
Growth Fund (Growth)
International Fund (International)
Small Company Fund (Small Company)
Value Opportunity Fund (Value Opportunity)
Technology Fund (Technology)

GROWTH & INCOME FUNDS
Balanced Fund (Balanced)
Growth and Income Fund (Growth and Income)

INCOME FUNDS
Bond Fund (Bond Fund)
ING DIRECT Government Fund
Money Market Fund (Money Market)

INDEX PLUS FUNDS
Index Plus Large Cap Fund (Index Plus Large Cap)
Index Plus Mid Cap Fund (Index Plus Mid Cap)
Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
Ascent Fund (Ascent)
Crossroads Fund (Crossroads)
Legacy Fund (Legacy)



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

Each of the funds listed above is a series of Aetna Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word "Aetna" (e.g., Aetna Growth Fund).

This Prospectus is for investors purchasing or considering purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

TABLE OF CONTENTS


THE FUNDS' INVESTMENTS                                                        3
        INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
        INVESTMENT PERFORMANCE                                                3


FUND EXPENSES                                                                28


OTHER CONSIDERATIONS                                                         30


MANAGEMENT OF THE FUNDS                                                      31


INVESTING IN THE FUNDS                                                       33
        OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES                33
        HOW TO BUY SHARES                                                    33
        HOW TO SELL SHARES                                                   36
        TIMING OF REQUESTS                                                   37
        OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES            37
        DIVIDENDS AND DISTRIBUTIONS                                          38
        TAX INFORMATION                                                      39


PERFORMANCE OF SIMILARLY MANAGED FUND                                        39


ADDITIONAL INFORMATION                                                       40

THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

Below is a description of each Fund's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Fund, and the PRINCIPAL RISKS associated with investing in each Fund.

--------------------------------------------------------------------------------

A performance BAR CHART is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.

--------------------------------------------------------------------------------

A TABLE for each Fund that has been in existence for at least one full calendar year shows its average annual total return. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.

--------------------------------------------------------------------------------

Additional information on the Funds' investment strategies and risks is included, beginning on page 30.

--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Funds.

--------------------------------------------------------------------------------

Elijah Asset Management, LLC (EAM) serves as subadviser of Technology.

--------------------------------------------------------------------------------

o SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
o THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.
o SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ING DIRECT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CAPITAL APPRECIATION FUNDS

ING DIRECT
GROWTH FUND
(GROWTH)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

o Emphasizes stocks of larger companies, although Growth may invest in companies of any size.
o Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/earnings ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price.
o Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

PRINCIPAL RISKS The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

ING DIRECT
GROWTH FUND                              INVESTMENT PERFORMANCE

[graphic omitted]
                                         YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*     1994    1995   1996   1997   1998   1999   2000
                               -----------------------------------------------
                              5.59%  34.30%  22.12% 22.75% 37.90% 35.09% -12.60%


[arrow up] BEST QUARTER:
fourth quarter 1998, up 23.31%

[arrow down] WORST QUARTER:
fourth quarter 2000, down 17.35%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                       -12.60%   19.54%       19.43%         01/04/94

Russell 1000 Growth Index**    -22.42%   18.15%       18.28%         01/03/94


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

ING DIRECT
INTERNATIONAL FUND
(INTERNATIONAL)

INVESTMENT OBJECTIVE Seeks LONG-TERM CAPITAL GROWTH primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, International invests at least 65% of its total assets in securities principally traded in three or more countries outside of North America. These securities may include common stocks as well as securities convertible into common stock.

In managing International, Aeltus:

o Diversifies the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
o Allocates assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.
o Invests primarily in established foreign securities markets, although it may invest in emerging markets as well.
o Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.
o Employs currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

PRINCIPAL RISKS The principal risks of investing in International are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

o Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.
o Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.
o Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
o Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.
o Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

ING DIRECT
INTERNATIONAL FUND                                   INVESTMENT PERFORMANCE

[graphic omitted]

                                                     YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*    1992    1993    1994    1995    1996    1997    1998    1999    2000
                              --------------------------------------------------------------------
                            -10.84%  30.37%   0.04%   6.98%  23.23%  15.91%  18.34%  52.09%  -21.46%


[arrow up] BEST QUARTER:
fourth quarter 1999, up 31.90%

[arrow down] WORST QUARTER:
third quarter 1998, down 15.63%



                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                       -21.46%   15.09%      10.78%          01/03/92

MSCI EAFE Index**              -13.96%    7.43%       8.12%          01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Morgan Stanley Capital International-Europe, Australia and Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock market exchanges of countries in Europe, Australia and the Far East.

ING DIRECT
SMALL COMPANY FUND
(SMALL COMPANY)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

o The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).
o All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.
o Companies with market capitalizations lower than companies included in the first two categories.

In managing Small Company, Aeltus:

o Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.
o Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.
o Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.
o May invest, to a limited extent, in foreign stocks.

PRINCIPAL RISKS The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.
o When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.
o Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING DIRECT
SMALL COMPANY FUND                        INVESTMENT PERFORMANCE

[graphic omitted]
                                          YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*    1994   1995   1996    1997    1998    1999    2000
                              --------------------------------------------------
                             1.30%  48.17% 13.62%  33.28%   1.27%  31.01%  7.65%


[arrow up] BEST QUARTER:
first quarter 2000, up 28.43%

[arrow down] WORST QUARTER:
third quarter 1998, down 18.17%

                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                         7.65%   16.68%       18.34%        01/04/94

Russell 2000 Index**            -3.02%   10.31%       10.87%        01/03/94


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization.

ING DIRECT VALUE
OPPORTUNITY FUND
(VALUE OPPORTUNITY)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

PRINCIPAL RISKS The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value- oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.


ING DIRECT
VALUE OPPORTUNITY FUND                INVESTMENT PERFORMANCE

[graphic omitted]
                                      YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*               1999        2000
                                        ------------------
                                        19.60%       8.41%


[arrow up] BEST QUARTER:
fourth quarter 1999, up 16.42%

[arrow down] WORST QUARTER:
third quarter 1999, down 6.44%


                                         AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR   SINCE INCEPTION   INCEPTION DATE

Class I*                        8.41%        15.64%           02/02/98

S&P 500 Index**                -9.11%        12.20%           02/02/98


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

ING DIRECT
TECHNOLOGY FUND
(TECHNOLOGY)

INVESTMENT OBJECTIVE  Seeks LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGIES Technology primarily invests in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

o Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.
o Telecommunications products and services.
o Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.
o Data processing products and services.
o Financial services companies that collect or disseminate market, economic, and financial information.
o Internet companies and other companies engaged in, or providing products or services for e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

PRINCIPAL RISKS The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

GROWTH & INCOME FUNDS

ING DIRECT
BALANCED FUND
(BALANCED)

INVESTMENT OBJECTIVE Seeks to MAXIMIZE TOTAL RETURN with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Balanced allocates its assets between the following asset classes:

o Equities, such as common and preferred stocks.
o Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the EQUITY COMPONENT of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the DEBT COMPONENT of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are fixed income securities rated below BBB-by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest in foreign debt securities.

PRINCIPAL RISKS The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to STOCK investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's FIXED INCOME investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

ING DIRECT
BALANCED FUND

                                                    INVESTMENT PERFORMANCE

[graphic omitted]
                                                    YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*     1992    1993    1994    1995    1996    1997    1998    1999    2000
                               --------------------------------------------------------------------
                               6.68%   9.73%  -1.73%  26.18%  15.34%  21.09%  16.52%  12.27%  -1.05%


[arrow up] BEST QUARTER:
fourth quarter 1998, up 12.85%

[arrow down] WORST QUARTER:
third quarter 1998, down 6.64%


                                             AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                        -1.05%   12.57%       11.32%         01/03/92

S&P 500 Index**                 -9.11%   18.33%       16.08%         01/02/92

LBAB***                         11.63%    6.46%        7.09%         01/02/92

60% S&P 500 Index/40% LBAB      -1.00%   13.78%       12.61%         01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

***The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

ING DIRECT
GROWTH AND INCOME FUND
(GROWTH AND INCOME)

INVESTMENT OBJECTIVE Seeks LONG-TERM GROWTH OF CAPITAL AND INCOME through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital appreciation or income growth, or both.

In managing Growth and Income, Aeltus:

o Emphasizes stocks of larger companies.
o Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.
o Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

PRINCIPAL RISKS The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING DIRECT
GROWTH AND INCOME FUND                               INVESTMENT PERFORMANCE

[graphic omitted]

                                                     YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*      1992    1993    1994    1995    1996    1997    1998    1999    2000
                               ----------------------------------------------------------------------
                                7.81%   6.58%  -0.34%  31.49%  27.83%  31.51%  14.88%  17.87%  -11.40%


[arrow up] BEST QUARTER:
fourth quarter 1998, up 19.38%

[arrow down] WORST QUARTER:
third quarter 1998, down 14.19%



                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                       -11.40%   15.06%       13.14%         01/03/92

S&P 500 Index**                 -9.11%   18.33%       16.08%         01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

INCOME  FUNDS

ING DIRECT
BOND FUND
(BOND FUND)

INVESTMENT OBJECTIVE Seeks to provide AS HIGH A LEVEL OF TOTAL RETURN AS IS CONSISTENT WITH REASONABLE RISK, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Bond Fund invests at least 65% of its total assets in:

o High-grade corporate bonds,
o Mortgage-related and other asset-backed securities, and
o Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield bonds, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing Bond Fund, Aeltus:

o Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.
o Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

PRINCIPAL RISKS The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING DIRECT
BOND FUND                                            INVESTMENT PERFORMANCE

[graphic omitted]

                                                     YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*      1992    1993    1994    1995    1996    1997    1998    1999    2000
                               ----------------------------------------------------------------------
                                7.22%  10.22%  -3.26%  17.03%   3.39%   7.91%   8.45%  -0.86%   9.58%


[arrow up] BEST QUARTER:
second quarter 1995, up 5.78%

[arrow down] WORST QUARTER:
first quarter 1994, down 2.39%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                         9.58%   5.62%         6.48%         01/03/92

LBAB**                          11.63%   6.46%         7.09%         01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

ING DIRECT
Government Fund

INVESTMENT OBJECTIVE Seeks to provide INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, ING DIRECT Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing ING DIRECT Government Fund, Aeltus:

o Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.
o Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING DIRECT Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

PRINCIPAL RISKS The principal risks of investing in ING DIRECT Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


ING DIRECT
GOVERNMENT FUND                               INVESTMENT PERFORMANCE

[graphic omitted]
                                              YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*    1994    1995   1996    1997   1998    1999   2000
                              --------------------------------------------------
                            -1.89%   16.00%  2.29%  9.32%   7.72%  -0.38% 10.52%


[arrow up] BEST QUARTER:
second quarter 1995, up 5.12%

[arrow down] WORST QUARTER:
first quarter 1996, down 1.82%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                        10.52%   5.81%        6.07%          01/04/94

Lehman Brothers Intermediate
Government Index**              10.48%   6.19%        6.14%          01/03/94


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

ING DIRECT
MONEY MARKET FUND
(MONEY MARKET)

INVESTMENT OBJECTIVE Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus to be of comparable quality. Money Market maintains a dollar-weighted average portfolio maturity of 90 days or less.

PRINCIPAL RISKS Although Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and, therefore, the value and yield of Money Market's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.



ING DIRECT
MONEY MARKET FUND                                INVESTMENT PERFORMANCE

[graphic omitted]

                                                 YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*      1992    1993    1994    1995    1996    1997    1998    1999    2000
                               ----------------------------------------------------------------------
                                4.04%   3.29%   4.29%   5.99%   5.41%   5.45%   5.32%   4.98%   6.07%

[arrow up] BEST QUARTER:
fourth quarter 2000, up 1.56%

[arrow down] WORST QUARTER:
second quarter 1993, down 0.80%
                                             AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                         6.07%   5.44%        4.97%          01/03/92

Money Fund Report Averages(TM)/
All Taxable Index**              5.71%   5.00%        4.44%          01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**Money Fund Report Averages(TM)/All Taxable Index (formerly the IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

To obtain current yield information, please contact 1-800-367-7732.

INDEX PLUS FUNDS

ING DIRECT
INDEX PLUS LARGE CAP FUND
(INDEX PLUS LARGE CAP)

INVESTMENT OBJECTIVE Seeks to oUTPERFORM THE TOTAL RETURN PERFORMANCE OF THE STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap approximately 400 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

PRINCIPAL RISKS The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING DIRECT
INDEX PLUS LARGE CAP FUND                  INVESTMENT PERFORMANCE

[graphic omitted]
                                           YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*             1997     1998     1999     2000
                                      ---------------------------------
                                      33.93%   32.50%   24.51%   -9.46%


[arrow up] BEST QUARTER:
fourth quarter 1998, up 22.49%

[arrow down] WORST QUARTER:
third quarter 1998, down 9.00%


                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    SINCE INCEPTION   INCEPTION DATE

Class I*                         -9.46%         18.28%         12/10/96

S&P 500 Index**                  -9.11%         16.23%         12/02/96


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

ING DIRECT
INDEX PLUS MID CAP FUND
(INDEX PLUS MID CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE OF THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

PRINCIPAL RISKS The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.



ING DIRECT
INDEX PLUS MID CAP FUND                     INVESTMENT PERFORMANCE

                                            YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*                    1999          2000
                                             --------------------
                                             15.61%        19.98%


[arrow up] BEST QUARTER:
fourth quarter 1999, up 18.79%

[arrow down] WORST QUARTER:
third quarter 1999, down 7.56%


                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR    SINCE INCEPTION   INCEPTION DATE

Class I*                        19.98%         20.40%         02/03/98

S&P MidCap 400 Index**          17.51%         18.40%         02/02/98


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Standard & Poor's MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion.

ING DIRECT
INDEX PLUS SMALL CAP FUND
(INDEX PLUS SMALL CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE OF THE STANDARD & POOR'S SMALLCAP 600 INDEX (S&P 600), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

PRINCIPAL RISKS The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
o When selling of a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING DIRECT
INDEX PLUS SMALL CAP FUND            INVESTMENT PERFORMANCE

                                     YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*             1999          2000
                                      --------------------
                                      10.28%         7.83%


[arrow up] BEST QUARTER:
second quarter 1999, up 13.10%

[arrow down] WORST QUARTER:
first quarter 1999, down 8.12%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR    SINCE INCEPTION    INCEPTION DATE

Class I*                           7.83%         6.13%           02/03/98

S&P SmallCap 600 Index**          11.80%         8.39%           02/02/98


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million.

GENERATION FUNDS

ING DIRECT
ASCENT FUND (ASCENT)

ING DIRECT
CROSSROADS FUND (CROSSROADS)

ING DIRECT
LEGACY FUND (LEGACY)

INVESTMENT OBJECTIVES  ASCENT seeks to provide CAPITAL APPRECIATION.

CROSSROADS seeks to provide TOTAL RETURN (i.e., income and capital appreciation, both realized and unrealized).

LEGACY seeks to provide TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES Ascent, Crossroads and Legacy are asset allocation funds that have been designed for investors with different investment goals:

o Ascent is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.
o Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.
o Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.

Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield bonds) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a FUND LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Generation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

o Expected dividend yields and growth rates
o Bond yields
o Current relative value compared to historic averages

PRINCIPAL RISKS THE SUCCESS OF EACH GENERATION FUND'S STRATEGY DEPENDS SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is evenmore sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ASSET CLASS

                             ASCENT   CROSSROADS(1)   LEGACY(2)   COMPARATIVE INDEX

-------------------------------------------------------------------------------------------------
EQUITIES
-------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION STOCKS
Range                        0-70%    0-50%           0-30%       S&P 500 Index
Benchmark                    35%      25%             15%

SMALL-/MID-CAPITALIZATION STOCKS
Range                        0-40%    0-30%           0-20%       Russell 2500 Index
Benchmark                    20%      15%             10%

INTERNATIONAL STOCKS                                              Morgan Stanley Capital
Range                        0-40%    0-30%           0-20%       International Europe,
Benchmark                    20%      15%             10%         Australia and Far East Index

REAL ESTATE STOCKS                                                National Association of
Range                        0-10%    0-10%           0-10%       Real Estate Investment Trusts
Benchmark                    5%       5%              5%          Equity Index

-------------------------------------------------------------------------------------------------
FIXED INCOME
-------------------------------------------------------------------------------------------------
U.S. DOLLAR BONDS
Range                        0-30%    0-60%           0-90%       Salomon Brothers Broad
Benchmark                    15%      30%             45%         Investment Grade Index

INTERNATIONAL BONDS
Range                        0-10%    0-10%           0-10%       Salomon Brothers Non-U.S.
Benchmark                    5%       5%              5%          World Government Bond Index

-------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS
-------------------------------------------------------------------------------------------------
Range                        0-30%    0-30%           0-30%       91-Day U.S. Treasury Bill Rate
Benchmark                    0%       5%              10%


----------
(1) Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed income securities.

(2) Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed income securities.

ING DIRECT
ASCENT FUND                              INVESTMENT PERFORMANCE

[graphic omitted]
                                         YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*      1995    1996    1997    1998    1999    2000
                               ----------------------------------------------
                               23.62%  23.17%  19.38%   4.54%  14.82%  -2.33%


[arrow up] BEST QUARTER:
second quarter 1997, up 10.57%

[arrow down] WORST QUARTER:
third quarter 1998, down 12.89%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                        -2.33%   11.51%       13.46%         01/04/95

Russell 3000 Index**            -7.46%   17.39%       20.41%         01/03/95

Ascent Composite****            -2.17%   12.62%       14.75%         01/03/95




ING DIRECT
CROSSROADS FUND                          INVESTMENT PERFORMANCE

[graphic omitted]
                                         YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*      1995    1996    1997    1998    1999    2000
                               ----------------------------------------------
                               21.05%  18.59%  16.95%   4.11%  10.40%  -0.75%


[arrow up] BEST QUARTER:
second quarter 1997, up 8.71%

[arrow down] WORST QUARTER:
third quarter 1998, down 10.13%


                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                        -0.75%   9.61%        11.45%         01/04/95

Russell 3000 Index**            -7.46%  17.39%        20.41%         01/03/95

Crossroads Composite****         1.22%  10.97%        12.93%         01/03/95

ING DIRECT
LEGACY FUND                               INVESTMENT PERFORMANCE

[graphic omitted]
                                          YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN*      1995    1996    1997    1998    1999    2000
                               ----------------------------------------------
                               18.90%  14.41%  12.52%   6.28%   7.46%   3.74%


[arrow up] BEST QUARTER:
second quarter 1997, up 6.67%

[arrow down] WORST QUARTER:
third quarter 1998, down 5.67%


                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I*                         3.74%   8.81%        10.44%        01/04/95

Saly BIG Index***               11.59%   6.45%         8.37%        01/03/95

Legacy Composite****             4.65%   9.25%        11.04%        01/03/95


Each performance table and bar chart provide an indication of the historical risk of an investment in the respective Generation Fund. All figures assume reinvestment of dividends and distributions.

----------
*The bar chart and performance table reflect the returns of each Fund's Class I shares, which shares are not offered in this prospectus. Each Fund's Class I shares consist of the same portfolios of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

**The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

***The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage passthrough securities, and corporate issues.

****The Ascent Composite, Crossroads Composite and Legacy Composite are each comprised of the seven stock and bond indices listed on page 25 that correspond to the particular benchmark weights applicable to each fund. The Composite benchmarks may serve as a better comparison for each fund because it is more representative of the actual securities and allocations of each fund.


ASSET CLASS             BENCHMARK INDEX
--------------------------------------------------------------------------------
Large Cap Stocks        The Standard & Poor's 500 Index is a value-weighted,
                        unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks   The Russell 2500 Index consists of the smallest 500
                        securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices is unmanaged.

International Stocks    The Morgan Stanley Capital International-Europe,
                        Australia, Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Real Estate Stocks      The National Association of Real Estate Investment
                        Trusts Equity Index is a market-weighted total return of all tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

U.S. Dollar Bonds       Salomon Brothers Broad Investment-Grade Bond Index is an
                        unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S.
                        Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds     The Salomon Brothers Non-U.S. World Government Bond
                        Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries:
                        Japan, United Kingdom, Germany, France, Canada, the
                        Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

Cash Equivalents        Three-month Treasury bills are government-backed
                        short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                              CLASS O SHARES
                                      ANNUAL FUND OPERATING EXPENSES
                              (as a percentage of average daily net assets)

                                     Service                         Total       Fee Waiver/
                      Management     (12b-1)                       Operating       Expense              Net
                         Fee          Fees     Other Expenses(1)    Expenses     Reimbursement       Expenses

--------------------------------------------------------------------------------------------------------------
Growth                  0.70%         0.25%          0.17%           1.12%           0.00%             1.12%
International(2)        0.85%         0.25%          0.39%           1.49%           0.00%             1.49%
Small Company(2)        0.85%         0.25%          0.25%           1.35%           0.00%             1.35%
Value Opportunity(3)    0.70%         0.25%          0.92%           1.87%           0.52%             1.35%
Technology(3,4)         1.05%         0.25%          1.43%           2.73%           0.98%             1.75%

--------------------------------------------------------------------------------------------------------------
Balanced                0.80%         0.25%          0.26%           1.31%           0.00%             1.31%
Growth and Income       0.67%         0.25%          0.16%           1.08%           0.00%             1.08%

--------------------------------------------------------------------------------------------------------------
Bond Fund(3)            0.50%         0.25%          0.34%           1.09%           0.09%             1.00%
ING DIRECT Government
  Fund(3)               0.50%         0.25%          0.47%           1.22%           0.27%             0.95%
Money Market            0.40%         0.25%          0.25%           0.90%           0.00%             0.90%

--------------------------------------------------------------------------------------------------------------
Index Plus Large Cap(2) 0.45%         0.25%          0.21%           0.91%           0.00%             0.91%
Index Plus Mid Cap(3)   0.45%         0.25%          0.80%           1.50%           0.50%             1.00%
Index Plus Small Cap(3) 0.45%         0.25%          1.07%           1.77%           0.77%             1.00%

--------------------------------------------------------------------------------------------------------------
Ascent(3)               0.80%         0.25%          0.30%           1.35%           0.10%             1.25%
Crossroads(3)           0.80%         0.25%          0.28%           1.33%           0.13%             1.20%
Legacy(3)               0.80%         0.25%          0.39%           1.44%           0.29%             1.15%

Because Class O shares are new, the expenses shown above are based on expenses incurred by Class I shareholders for the year ended October 31, 2000, adjusted for differences in the service (12b-1) fees applicable to Class O shares.

(1) An administrative services fee of 0.10% is included in Other Expenses.

(2) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio. Actual expenses for this Fund for the period ended October 31, 2000 were at or below contractual limits.

(3) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage reflected under Net Expenses.

(4) Technology commenced operations on March 1, 2000. Amounts reflected in Other Expenses and Total Operating Expenses are annualized for the current fiscal year. Actual expenses may be greater or less than shown.

CLASS O SHARES EXAMPLE

The following example is designed to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                      1 Year*         3 Years*


Growth                                 $114            $356
International                           152             471
Small Company                           137             428
Value Opportunity                       137             537
Technology                              178             754

--------------------------------------------------------------------------------
Balanced                                133             415
Growth and Income                       110             343

--------------------------------------------------------------------------------
Bond Fund                               102             338
ING DIRECT Government Fund               97             360
Money Market                             92             287

--------------------------------------------------------------------------------
Index Plus Large Cap                     93             290
Index Plus Mid Cap                      102             425
Index Plus Small Cap                    102             482

--------------------------------------------------------------------------------
Ascent                                  127             418
Crossroads                              122             409
Legacy                                  117             427

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

FUTURES CONTRACTS AND OPTIONS Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS Bond, Balanced, Ascent, Crossroads and Legacy may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

DEFENSIVE INVESTING In response to unfavorable market conditions, each Fund (except Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.

PORTFOLIO TURNOVER Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2000, all of the Funds except Technology, ING DIRECT Government Fund, Money Market, Index Plus Large Cap and Index Plus Small Cap had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.

MANAGEMENT OF THE FUNDS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Funds. Aeltus is responsible for managing the assets of each Fund in accordance with its investment objective and policies, subject to oversight by the Aetna Series Fund, Inc. (Company) Board of Directors (Board). Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

ADVISORY FEES
o Listed below for all Funds (except Technology) are the aggregate advisory fees paid by each Fund for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.
o Listed below for Technology, which has operated for less than one full fiscal year, is the advisory fee that Aeltus is entitled to receive, expressed as an annual rate based on the average daily net assets of Technology.


                AGGREGATE ADVISORY FEES PAID AS A                         AGGREGATE ADVISORY FEES PAID AS A
                PERCENTAGE OF AVERAGE NET ASSETS                          PERCENTAGE OF AVERAGE NET ASSETS
FUND NAME       FOR YEAR ENDED OCTOBER 31, 2000           FUND NAME       FOR YEAR ENDED OCTOBER 31, 2000

Growth                     0.69%                          ING DIRECT Government Fund      0.23%
International              0.85%                          Money Market                    0.35%
Small Company              0.85%                          Index Plus Large Cap            0.45%
Value Opportunity          0.18%                          Index Plus Mid Cap              0.00%
Balanced                   0.80%                          Index Plus Small Cap            0.00%
Growth and Income          0.67%                          Ascent                          0.70%
Bond Fund                  0.41%                          Crossroads                      0.67%
                                                          Legacy                          0.52%



FUND NAME                                  RATE           AVERAGE DAILY NET ASSETS

Technology                                 1.05%          On first $500 million
                                           1.025%         On next $500 million
                                           1.00%          Over $1 billion

Elijah Asset Management, LLC, 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.

Aeltus pays EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets.

PORTFOLIO MANAGEMENT The following discusses who is primarily responsible for the day-to-day management of the Funds.

CAPITAL APPRECIATION FUNDS

GROWTH Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.

INTERNATIONAL International is managed by a team of Aeltus equity investment specialists led by Vince Fioramonti, Portfolio Manager, Aeltus. Mr. Fioramonti has been managing International since December 1995. Mr. Fioramonti also manages international stocks and non-U.S. dollar government bonds for several investment funds.

SMALL COMPANY Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

VALUE OPPORTUNITY Value Opportunity is managed by a team of Aeltus equity investment specialists led by John McKenna, Portfolio Manager, Aeltus. Mr. McKenna has been managing Value Opportunity since March 2001 and has over seven years experience as an equity analyst. Mr. McKenna is also responsible for providing fundamental research and analysis for Aeltus' large-cap value equity portfolios.

TECHNOLOGY Ronald E. Elijah, managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management.

Roderick R. Berry, a member of EAM, has served as co- portfolio manager of Technology since its inception. Prior to joining EAM in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

GROWTH & INCOME FUNDS

BALANCED Balanced is managed by a team of Aeltus fixed-income and equity investment specialists.

GROWTH AND INCOME Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick has also co-managed small- and mid-cap portfolios and served as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

INCOME FUNDS

BOND FUND, ING DIRECT GOVERNMENT FUND, MONEY MARKET Bond Fund, ING DIRECT Government Fund and Money Market are managed by a team of Aeltus fixed-income specialists.

INDEX PLUS FUNDS

INDEX PLUS LARGE CAP, INDEX PLUS MID CAP, INDEX PLUS SMALL CAP Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Geoffrey A. Brod, Hugh T.M. Whelan and Douglas Cote.

Mr. Brod, Portfolio Manager, Aeltus, has been managing Index Plus Large Cap since its inception in December 1996 and has served as co-manager of Index Plus Mid Cap and Index Plus Small Cap since February 1998. Mr. Brod has over 30 years of experience in quantitative applications and has over 13 years of experience in equity investments with Aeltus.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap since March 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

GENERATION FUNDS

ASCENT, CROSSROADS, LEGACY Neil Kochen, Managing Director, Aeltus, has been the lead portfolio manager and asset allocation strategist for each Generation Fund since December 1999. Mr. Kochen heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES


HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund and, except as described herein, the initial investment must be a minimum of $1,000. The Fund may waive the minimum initial investment if you open your account by electing the Systematic Investment Option. You may submit a completed and signed application along with your check to:


ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647


Your check must be drawn on a bank located within the United States and payable in U.S. dollars.

CLASS O ELIGIBILITY

Class O shares are shares that are offered to:

o Customers purchasing shares through ING DIRECT Securities, Inc.

o Members of such other groups as may be approved by the Board from time to time.



HOW TO BUY SHARES

MINIMUM INVESTMENTS             INITIAL INVESTMENT                      ADDITIONAL INVESTMENTS

Individual Retirement Accounts      $  250                              o $100 except by wire or Systematic
                                                                          Investment
                                                                        o $250 by wire
                                                                        o $50 by Systematic Investment

All other investments               $1,000                              o $100 except by wire or Systematic
                                                                          Investment
                                                                        o $500 by wire
                                                                        o $50 by Systematic Investment

                      TO OPEN AN ACCOUNT                     TO PURCHASE ADDITIONAL SHARES

BY MAIL              Complete and sign your appli-           Fill out the investment stub from your
                     cation, make your check pay-            confirmation statement or send a letter
                     able to Aetna Series Fund, Inc.         indicating your name, account number(s),
                     and mail to:                            the Fund(s) in which you wish to invest
                                                             and the amount you want to invest in each
                     ING DIRECT Securities, Inc.             Fund.
                     P.O. Box 15647
                     Wilmington, DE 19885-5647
                                                             Make your check payable to Aetna
                                                             Series Fund, Inc. and mail to:

                     Your check must be drawn on a bank      ING DIRECT Securities, Inc.
                     located within the United States and    P.O. Box 15647
                     payable in U.S. dollars.  Cash, credit  Wilmington, DE 19885-5647 cards and third party checks cannot
                     be used to open an account
                                                             Your check must be drawn on a bank located
                                                             within the United States payable in U.S. dollars.
                                                             The Funds will accept checks which are made
                                                             payable to you and endorsed to Aetna Series
                                                             Fund, Inc.

---------------------------------------------------------------------------------------------------------------
BY OVERNIGHT COURIER Follow the instructions above           Follow the instructions above for
                     for "By Mail" but send your             "By Mail" but send your check and
                     completed application and check to:     investment stub or letter to:

                     ING DIRECT Securities, Inc.             ING DIRECT Securities, Inc.
                     1 South Orange Street                   1 South Orange Street
                     Wilmington, DE 19801                    Wilmington, DE 19801

---------------------------------------------------------------------------------------------------------------
BY WIRE              Not Available                           Call 1-866-BUY-FUND (866-289-3863)
                                                             prior to sending the wire in order to obtain a
                                                             confirmation number.

                                                             Instruct your bank to wire funds to:

                                                             State Street Bank & Trust
                                                             ABA #101003621

                                                        (continued on next page)

                       TO OPEN AN ACCOUNT                    TO PURCHASE ADDITIONAL SHARES

                                                             Credit to:

                                                             State Street Bank & Trust
                                                             Account #7519117

                                                             Further Credit to:
                                                             Name of Fund
                                                             Shareholder Account Number
                                                             Shareholder Registration

                                                             Federal funds wire purchase orders will
                                                             be accepted only when the Fund's trans-
                                                             fer agent and custodian bank are open
                                                             for business.

                                                             Neither the Funds nor their agents are
                                                             responsible for the consequences of
                                                             delays resulting from the banking or
                                                             Federal Reserve wire system or from
                                                             incomplete instructions.

-----------------------------------------------------------------------------------------------------

BY ELECTRONIC          Follow the instructions above         You may also purchase additional shares
FUNDS TRANSFER         for "By Mail" but rather than         by Electronic Funds Transfer by calling
                       send a check, be sure to              1-866-BUY-FUND (866-289-3863).
                       complete section 4 of the
                       application.


-----------------------------------------------------------------------------------------------------
BY EXCHANGE           Submit a written request to the        Submit a written request to the address
                      address listed above under             listed above under "By Mail."  Include:
                      "By Mail." Include:                    o Your name and account number
                      o Your name and account number.        o The name of the Fund into and out of
                      o The name of the Fund into and          which you wish to exchange.
                        out of which you wish to exchange.   o The amount to be exchanged and the
                      o The amount to be exchanged             signatures of all shareholders.
                        and the signatures of all
                        shareholders.
                                                             You may also exchange your shares by
                      You may also exchange your shares by   calling 1-866-BUY-FUND
                      calling 1-866-BUY-FUND                 (866-289-3863). Please be prepared
                      (866-289-3863).                        to provide:
                      Please be prepared to provide:         o The Funds' names.
                      o The Funds' names.                    o Your account number(s).
                      o Your account number(s).              o Your Social Security number or tax-
                      o Your Social Security number or         payer identification number.
                        taxpayer identification number.      o Your address.
                      o Your address.                        o The amount to be exchanged.
                      o The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.


REDEMPTIONS BY MAIL        You may redeem shares you own in any Fund by sending
                           written instructions to:

                           ING DIRECT Securities, Inc.
                           P.O. Box 15647
                           Wilmington, DE 19885-5647

                           Your instructions should identify:
                           o The Fund.
                           o The number of shares or dollar amount to be
                             redeemed.
                           o Your name and account number.

                           Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).

--------------------------------------------------------------------------------
REDEMPTIONS BY WIRE        A minimum redemption of $1,000 is required for
                           wire transfers. Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.

--------------------------------------------------------------------------------
REDEMPTIONS BY TELEPHONE   Call 1-866-BUY-FUND (866-289-3863). Please be
                           prepared to provide your account number, account name and the amount of the redemption, which generally must be no less than $500 and no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, the securities held by Money Market are valued using amortized cost. For all other Funds, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Funds may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Funds may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

CROSS INVESTING

o DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

o SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $100,000. Telephone redemption requests will not be accepted if you:

o Have submitted a change of address within the preceding 15 calendar days.
o Are selling shares in a retirement plan account held in trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

MINIMUM ACCOUNT BALANCE Generally, you must maintain a minimum balance of $1,000 ($250 for IRA) in each Fund account. If you do not, the Fund may give you 60 days' notice to increase the account balance to the minimum set forth above. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

o SYSTEMATIC INVESTMENT  You can make automatic monthly investments in any Fund.

o AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

o CHECKWRITING SERVICE Checkwriting is available with Money Market. There currently is no transaction charge for this service, and the initial checkbook you receive is free. However, you will be charged a $3 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. This service is not available for IRA or other retirement accounts. You will be charged a $25 fee for stop payment requests and for Money Market checks that are returned due to insufficient funds.

o TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

o TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts (IRAs, including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, Aeltus Capital, Inc., the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of Aeltus, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or EAM's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS  Dividends are declared and paid as follows:

o declared daily and paid monthly       Money Market

o declared and paid monthly             Bond Fund
                                        ING DIRECT
                                        Government Fund

o declared and paid semiannually        Balanced
                                        Growth and Income

o declared and paid annually            All other Funds

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Money Market shares begin to accrue dividends the business day after they are purchased. A redemption of Money Market shares will include dividends declared through the redemption date.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund (except Money Market) will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

o FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

o CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

o ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from any Fund are taxable as ordinary income.
o Distributions of other capital gains generally are taxable as capital gains.
o Ordinary income and capital gains are taxed at different rates.
o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities.
o This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.
o The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Funds.

BACKUP WITHHOLDING By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Funds.


You may request free of charge the current SAI or other information about the Funds, by calling 1-866-BUY-FUND (866-289-3863) or writing to:

                           ING DIRECT Securities, Inc.
                                 P.O. Box 15647
                            Wilmington, DE 19885-5647


The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

                                ING DIRECT FUNDS

                                 CLASS O SHARES

            STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 29, 2001

This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the Prospectus dated August 1, 2001 for the following funds (Funds). Capitalized terms not defined herein are used as defined in the Prospectus.


CAPITAL APPRECIATION FUNDS
Growth Fund (Growth)
International Fund (International)
Small Company Fund (Small Company)
Value Opportunity Fund (Value Opportunity)
Technology Fund (Technology)

GROWTH & INCOME FUNDS
Balanced Fund (Balanced)
Growth and Income Fund (Growth and Income)

INCOME FUNDS
Bond Fund (Bond Fund)
ING DIRECT Government Fund
Money Market Fund (Money Market)

INDEX PLUS FUNDS
Index Plus Large Cap Fund (Index Plus Large Cap)
Index Plus Mid Cap Fund (Index Plus Mid Cap)
Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
Ascent Fund (Ascent)
Crossroads Fund (Crossroads)
Legacy Fund (Legacy)


Each of the funds listed above is a series of Aetna Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word "Aetna" (e.g. Aetna Growth Fund).


A free copy of the Prospectus is available upon request by writing to: ING DIRECT Securities, Inc., P.O. Box 15647, Wilmington, DE 19885-5647.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES................................4
INVESTMENT TECHNIQUES AND RISK FACTORS.........................................6
DIRECTORS AND OFFICERS........................................................20
THE INVESTMENT ADVISORY AGREEMENTS............................................22
THE SUBADVISORY AGREEMENT.....................................................26
THE ADMINISTRATIVE SERVICES AGREEMENT.........................................26
CUSTODIAN.....................................................................28
TRANSFER AGENT................................................................28
INDEPENDENT AUDITORS..........................................................28
PRINCIPAL UNDERWRITER.........................................................28
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS...........................28
PURCHASE AND REDEMPTION OF SHARES.............................................30
BROKERAGE ALLOCATION AND TRADING POLICIES.....................................30
SHAREHOLDER ACCOUNTS AND SERVICES.............................................32
NET ASSET VALUE...............................................................34
TAX STATUS....................................................................34
PERFORMANCE INFORMATION.......................................................35

                               GENERAL INFORMATION

Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes The Company currently offers multiple series, not all of which are offered through this Statement and the corresponding Prospectus. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes. Class O shares are offered through this Statement and the corresponding Prospectus. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Class O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Ascent, Crossroads and Legacy (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectus;

(2) except for International and the Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, or Elijah Asset Management, LLC (EAM), subadviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund (except Money Market) may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Each Fund (except Money Market) may use the derivative instruments described below and in the Prospectus. Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus (or EAM, in the case of Technology).

Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus (or EAM, in the case of Technology) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or EAM, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectus. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, ING DIRECT Government Fund, Bond Fund, Growth and Income, Balanced, and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association
(GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or EAM's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by EAM to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Bonds

All Funds, except International, Technology, ING DIRECT Government Fund and Money Market, may invest in high-yield bonds, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c)  any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities

Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.

Bank Obligations

Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Equity Securities

Each Fund (except ING DIRECT Government Fund and Money Market) may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Convertibles

All Funds except ING DIRECT Government Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds except ING DIRECT Government Fund may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies

All Funds other than Bond Fund, ING DIRECT Government Fund and Money Market may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Short Sales

Technology may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Portfolio Turnover

The portfolio turnover rates for Small Company and Balanced were higher in 2000 than in 1999 primarily due to increased volatility in the equity markets. The portfolio turnover rate for Bond was higher in 2000 than in 1999 primarily due to a change in the Fund's investment process. The portfolio turnover rate for ING DIRECT Government Fund was higher in 2000 than in 1999 due in part to the fluctuation in U.S. Treasury rates, which led to increased trading. The portfolio turnover rate for Index Plus Mid Cap was higher in 2000 than in 1999 because of increased market volatility within the S&P 400 Index. The portfolio turnover rates for Ascent, Crossroads and Legacy were higher in 2000 than in 1999 because of increased volatility within each of the markets in which they allocate assets, particularly the equity markets.

                             DIRECTORS AND OFFICERS

The investments and administration of the Company are under the supervision of the Board. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.

------------------------------------ ---------------------------- --------------------------------------------------
                                                                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
               NAME,                      POSITION(S) HELD            POSITIONS HELD WITH AFFILIATED PERSONS OR
          ADDRESS AND AGE                 WITH THE COMPANY             PRINCIPAL UNDERWRITERS OF THE COMPANY)
------------------------------------ ---------------------------- --------------------------------------------------

J. Scott Fox*                        Director and President       Chief Executive Officer (July 2001 to present),
10 State House Square                (Principal Executive         President (April 2001 to present), Director,
Hartford, Connecticut                Officer)                     Chief Operating Officer (April 1994 to present),
Age 46                                                            Chief Financial Officer(April 1994 to July 2001),
                                                                  Managing Director (April 1994 to April 2001),
                                                                  Aeltus Investment Management, Inc.; Executive Vice
                                                                  President (April 2001 to present), Director, Chief
                                                                  Operating Officer  (February 1995 to present),
                                                                  Chief Financial Officer, Managing Director (February
                                                                  1995 to April 2001), Aeltus Capital, Inc.; Senior
                                                                  Vice President - Operations, Aetna Life Insurance
                                                                  and Annuity Company, March 1997 to December 1997.
------------------------------------ ---------------------------- --------------------------------------------------

John G. Turner*                      Director                     Vice Chairman, ING Americas, September 2000 to
20 Washington Avenue, South                                       present; Director, Aeltus Investment Management,
Minneapolis, Minnesota                                            Inc., April 2001 to present; Chairman and Chief
Age 61                                                            Executive Officer, ReliaStar, July 1993 to
                                                                  September 2000.
------------------------------------ ---------------------------- --------------------------------------------------

Wayne F. Baltzer                     Vice President               Vice President, Aeltus Investment Management,
10 State House Square                                             Inc., December 2000 to present; Vice President,
Hartford, Connecticut                                             Aeltus Capital, Inc., May 1998 to present; Vice
Age 57                                                            President, Aetna Investment Services, Inc., July
                                                                  1993 to May 1998.
------------------------------------ ---------------------------- --------------------------------------------------

Albert E. DePrince, Jr.              Director                     Director, Business and Economic Research Center,
3029 St. Johns Drive                                              1999 to present, and Professor of Economics and
Murfreesboro, Tennessee                                           Finance, Middle Tennessee State University, 1991
Age 60                                                            to present.
------------------------------------ ---------------------------- --------------------------------------------------

Stephanie A. DeSisto                 Vice President,              Senior Vice President, Mutual Fund
10 State House Square                Treasurer and Chief          Administration and Assistant Treasurer, Aeltus
Hartford, Connecticut                Financial Officer            Investment Management, April 2001 to present;
Age 47                               (Principal Financial and     Vice President, Mutual Fund Accounting, Aeltus
                                     Accounting Officer)          Investment Management, Inc., November 1995 to
                                                                  April 2001.
------------------------------------ ---------------------------- --------------------------------------------------

------------------------------------ ---------------------------- --------------------------------------------------

Maria T. Fighetti                    Director                     Associate Commissioner for Contract Management,
325 Piermont Road                                                 Health Services, New York City Department of
Closter, New Jersey                                               Mental Health, Mental Retardation and Alcohol
Age 57                                                            Services, 1996 to present.
------------------------------------ ---------------------------- --------------------------------------------------

Michael J. Gioffre
10 State House Square                Secretary                    Senior Vice President (April 2001 to present),
Hartford, Connecticut                                             Counsel (July 2001 to present), and Secretary
Age 37                                                            (July 2000 to present), Assistant General Counsel
                                                                  (July 2000 to July 2001), Aeltus Investment
                                                                  Management,Inc.; Senior Vice President (April 2001
                                                                  to present), Assistant General Counsel and
                                                                  Secretary (July 2000 to present), Aeltus Capital,
                                                                  Inc.; Counsel, Aetna Financial Services, Inc.
                                                                  May 1998 to July 2000.
------------------------------------ ---------------------------- --------------------------------------------------

David L. Grove                       Director                     Private Investor; Economic/Financial Consultant,
5 The Knoll                                                       December 1985 to present.
Armonk, New York
Age 83
------------------------------------ ---------------------------- --------------------------------------------------

Sidney Koch                          Director                     Financial Adviser, self-employed, January 1993
455 East 86th Street                                              to present.
New York, New York
Age 66
------------------------------------ ---------------------------- --------------------------------------------------

Frank Litwin                         Vice President               Executive Vice President (April 2001 to
10 State House Square                                             present), Managing Director (August 1997 to
Hartford, Connecticut                                             April 2001), Aeltus Investment Management, Inc.;
Age 51                                                            Executive Vice President (April 2001 to
                                                                  present), Managing Director (May 1998 to April
                                                                  2001), Aeltus Capital, Inc.; Vice President,
                                                                  Fidelity Investments Institutional Services
                                                                  Company, April 1992 to August 1997.
------------------------------------ ---------------------------- --------------------------------------------------

Corine T. Norgaard                   Director                     Dean of the Barney School of Business,
556 Wormwood Hill                                                 University of Hartford (West Hartford, CT),
Mansfield Center, Connecticut                                     August 1996 to present.
Age 64
------------------------------------ ---------------------------- --------------------------------------------------

Richard G. Scheide                   Director                     Principal, LoBue Associates Inc., October 1999
11 Lily Street                                                    to present; Trust and Private Banking
Nantucket, Massachusetts                                          Consultant, David Ross Palmer Consultants, July
Age 72                                                            1991 to present.

------------------------------------ ---------------------------- --------------------------------------------------

During the year ended October 31, 2000, members of the Board who are also directors, officers or employees of the adviser and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2000, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

---------------------------------------- ------------------------------------- -------------------------------------
                                                                                   TOTAL COMPENSATION FROM THE
            NAME OF PERSON                 AGGREGATE COMPENSATION FROM              COMPANY AND FUND COMPLEX
               POSITION                            THE COMPANY                          PAID TO DIRECTORS
---------------------------------------- ------------------------------------- -------------------------------------

Corine Norgaard                                        $14,176                               $83,500
Director
---------------------------------------- ------------------------------------- -------------------------------------

Sidney Koch                                             14,176                                83,500
Director
---------------------------------------- ------------------------------------- -------------------------------------

Maria T. Fighetti*                                      14,601                                86,000
Director
---------------------------------------- ------------------------------------- -------------------------------------

Richard G. Scheide                                      15,025                                88,500
Director, Chairperson
Audit Committee
---------------------------------------- ------------------------------------- -------------------------------------

David L. Grove*                                         15,264                                89,903
Director
---------------------------------------- ------------------------------------- -------------------------------------

Albert E. DePrince, Jr.**                               15,318                                90,222
Director, Chairperson
Contract Committee

---------------------------------------- ------------------------------------- -------------------------------------

* During the year ended October 31, 2000, Ms. Fighetti and Dr. Grove deferred $24,000 and $89,903, respectively, of their compensation from the Fund Complex.

** Dr. DePrince replaced Dr. Grove as Chairperson of the Contract Committee as of April 2000.

                       THE INVESTMENT ADVISORY AGREEMENTS

The Company, on behalf of each Fund, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Fund. Under the Advisory Agreements and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly owned subsidiary of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as Directors and officers of the Company and that each Fund is responsible for payment of all other of its costs.

Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund. Listed below are the Advisory Fees that Aeltus is entitled to receive from each Fund at an annual rate based on average daily net assets of each Fund:

                                     ADVISORY FEE                      ASSETS
CAPITAL APPRECIATION FUNDS
Growth                                  0.700%            On first $250 million
                                        0.650%            On next $250 million
                                        0.625%            On next $250 million
                                        0.600%            On next $1.25 billion
                                        0.550%            Over $2 billion

International                           0.850%            On first $250 million
                                        0.800%            On next $250 million
                                        0.775%            On next $250 million
                                        0.750%            On next $1.25 billion
                                        0.700%            Over $2 billion

Small Company                           0.850%            On first $250 million
                                        0.800%            On next $250 million
                                        0.775%            On next $250 million
                                        0.750%            On next $1.25 billion
                                        0.725%            Over $2 billion

Value Opportunity                       0.700%            On first $250 million
                                        0.650%            On next $250 million
                                        0.625%            On next $250 million
                                        0.600%            On next $1.25 billion
                                        0.550%            Over $2 billion

Technology                              1.050%            On first $500 million
                                        1.025%            On next $500 million
                                        1.000%            Over $1 billion

GROWTH & INCOME FUNDS
Balanced                                0.800%            On first $500 million
                                        0.750%            On next $500 million
                                        0.700%            On next $1 billion
                                        0.650%            Over $2 billion

Growth and Income                       0.700%            On first $250 million
                                        0.650%            On next $250 million
                                        0.625%            On next $250 million
                                        0.600%            On next $1.25 billion
                                        0.550%            Over $2 billion

INCOME FUNDS
Bond Fund                               0.500%            On first $250 million
                                        0.475%            On next $250 million
                                        0.450%            On next $250 million
                                        0.425%            On next $1.25 billion
                                        0.400%            Over $2 billion

ING DIRECT Government Fund              0.500%            On first $250 million
                                        0.475%            On next $250 million
                                        0.450%            On next $250 million
                                        0.425%            On next $1.25 billion
                                        0.400%            Over $2 billion

Money Market                            0.400%            On first $500 million
                                        0.350%            On next $500 million
                                        0.340%            On next $1 billion
                                        0.330%            On next $1 billion
                                        0.300%            Over $3 billion

INDEX PLUS FUNDS
Index Plus Large Cap                    0.450%            On first $500 million
                                        0.425%            On next $250 million
                                        0.400%            On next $1.25 billion
                                        0.375%            Over $2 billion

Index Plus Mid Cap                      0.450%            On first $500 million
                                        0.425%            On next $250 million
                                        0.400%            On next $1.25 billion
                                        0.375%            Over $2 billion

Index Plus Small Cap                    0.450%            On first $500 million
                                        0.425%            On next $250 million
                                        0.400%            On next $1.25 billion
                                        0.375%            Over $2 billion

GENERATION FUNDS
Ascent                                  0.800%            On first $500 million
                                        0.775%            On next $500 million
                                        0.750%            On next $500 million
                                        0.725%            On next $500 million
                                        0.700%            Over $2 billion

Crossroads                              0.800%            On first $500 million
                                        0.775%            On next $500 million
                                        0.750%            On next $500 million
                                        0.725%            On next $500 million
                                        0.700%            Over $2 billion

Legacy                                  0.800%            On first $500 million
                                        0.775%            On next $500 million
                                        0.750%            On next $500 million
                                        0.725%            On next $500 million
                                        0.700%            Over $2 billion

For the years ended October 31, 2000, October 31, 1999 and October 31, 1998, investment advisory fees were paid to Aetna (investment adviser to the Funds prior to February 2, 1998) and Aeltus (for the period after February 2, 1998) as follows:

Year Ended October 31, 2000
---------------------------

                                   Total Investment                                   Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------

Growth                                $2,434,112                 $      0              $2,434,112
International                          1,136,501                    2,121               1,134,380
Small Company                          1,686,622                        0               1,686,622
Value Opportunity                         62,493                   46,753                  15,740
Technology                                88,092                   82,590                   5,502
Balanced                               1,054,126                        0               1,054,126
Growth and Income                      4,091,885                        0               4,091,885
Bond Fund                                241,025                   42,932                 198,093
ING DIRECT Government Fund               101,137                   54,409                  46,728
Money Market                           1,808,423                  236,100               1,572,323
Index Plus Large Cap                   1,741,347                        0               1,741,347
Index Plus Mid Cap                        54,436                   54,436                       0
Index Plus Small Cap                      40,415                   40,415                       0
Ascent                                   552,281                   67,167                 485,114
Crossroads                               637,997                  100,231                 537,766
Legacy                                   332,834                  117,839                 214,995

Year Ended October 31, 1999
---------------------------

                                   Total Investment                                   Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------

Growth                                 1,484,231                        0               1,484,231
International                            507,245                  107,259                 399,986
Small Company                            488,647                   12,768                 475,879
Value Opportunity                         43,946                   43,946                       0
Balanced                               1,031,227                        0               1,031,227
Growth and Income                      4,374,490                        0               4,374,490
Bond Fund                                226,218                   80,473                 145,745
ING DIRECT Government Fund                69,754                   69,754                       0
Money Market                           1,844,102                  658,067               1,186,035
Index Plus Large Cap                     667,633                   73,563                 594,070
Index Plus Mid Cap                        42,217                   42,217                       0
Index Plus Small Cap                      35,558                   35,558                       0
Ascent                                   409,705                   29,401                 380,304
Crossroads                               387,278                   37,728                 349,550
Legacy                                   242,377                   77,162                 165,215

Year Ended October 31, 1998
---------------------------

                                   Total Investment                                   Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------

Growth                                   809,670                        0                 809,670
International                            493,627                  110,044                 383,583
Small Company                            298,442                   40,629                 257,813
Value Opportunity*                        28,337                   28,337                       0
Balanced                                 955,035                        0                 955,035
Growth and Income                      4,429,415                        0               4,429,415
Bond Fund                                196,033                   87,410                 108,623
ING DIRECT Government Fund                62,424                   62,424                       0
Money Market                           1,701,171                1,041,156                 660,015

Index Plus Large Cap                     102,550                  102,550                       0
Index Plus Mid Cap**                      25,868                   25,868                       0
Index Plus Small Cap**                    24,996                   24,996                       0
Ascent                                   295,978                   69,924                 226,054
Crossroads                               295,895                   61,513                 234,382
Legacy                                   174,700                   94,604                  80,096

 *Value Opportunity commenced operations on February 2, 1998. Investment
  Advisory Fees shown are for the period from February 2, 1998 to October 31, 1998.

**Index Plus Mid Cap and Index Plus Small Cap commenced operations on February
  3, 1998. Investment Advisory Fees shown are for the period from February 3, 1998 to October 31, 1998.

Bradley, Foster & Sargent, Inc. ("Bradley") served as subadviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the years ended October 31, 1999 and October 31, 1998, Aeltus paid Bradley subadvisory fees of $9,190 and $629, respectively. The subadvisory agreement was terminated as of December 31, 1999.

                            THE SUBADVISORY AGREEMENT

Aeltus and the Company, on behalf of Technology, have entered into an agreement (Subadvisory Agreement) with EAM effective March 1, 2000 appointing EAM as subadviser of Technology. EAM is managed by its members, led by Ronald Elijah.

The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Fund, subject to Aeltus' oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that Aeltus will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Prospectus. Subadvisory fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Technology.

For the period March 1, 2000 to October 31, 2000 Aeltus paid EAM subadvisory fees of $41,718.

                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, Aeltus is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

For the years ended October 31, 2000, October 31, 1999 and October 31, 1998, administrative services fees were paid to Aeltus and Aetna (for the period January 1, 1997 to April 30, 1998) as follows:

Year Ended October 31, 2000
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                Services Fees Paid
------------                         -------------                ------                ------------------

Growth                                $  355,247                   $   0                    $  355,247
International                            133,706                       0                       133,706
Small Company                            198,427                       0                       198,427

Value Opportunity                          8,928                       0                         8,928
Technology                                 8,390                       0                         8,390
Balanced                                 131,766                       0                       131,766
Growth and Income                        614,699                       0                       614,699
Bond Fund                                 48,205                       0                        48,205
ING DIRECT Government Fund                20,227                       0                        20,227
Money Market                             451,856                       0                       451,856
Index Plus Large Cap                     386,966                       0                       386,966
Index Plus Mid Cap                        12,097                   5,902                         6,195
Index Plus Small Cap                       8,981                   8,981                             0
Ascent                                    69,035                       0                        69,035
Crossroads                                79,750                       0                        79,750
Legacy                                    41,604                       0                        41,604

Year Ended October 31, 1999
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                Services Fees Paid
------------                         -------------                ------                ------------------

Growth                                   212,043                       0                       212,043
International                             59,676                       0                        59,676
Small Company                             57,488                       0                        57,488
Value Opportunity                          6,278                   6,278                             0
Balanced                                 128,903                       0                       128,903
Growth and Income                        660,028                       0                       660,028
Bond Fund                                 45,244                       0                        45,244
ING DIRECT Government Fund                13,951                  13,951                             0
Money Market                             461,026                       0                       461,026
Index Plus Large Cap                     148,363                       0                       148,363
Index Plus Mid Cap                         9,381                   9,381                             0
Index Plus Small Cap                       7,902                   7,902                             0
Ascent                                    51,213                       0                        51,213
Crossroads                                48,410                       0                        48,410
Legacy                                    30,297                       0                        30,297

Year Ended October 31, 1998
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                Services Fees Paid
------------                         -------------                ------                ------------------

Growth                                   149,789                        0                        149,789
International                             82,614                        0                         82,614
Small Company                             45,674                        0                         45,674
Value Opportunity*                         4,048                    4,048                              0
Balanced                                 162,126                        0                        162,126
Growth and Income                        903,105                        0                        903,105
Bond Fund                                 52,793                        0                         52,793
ING DIRECT Government Fund                16,722                   16,722                              0
Money Market                             586,393                        0                        586,393
Index Plus Large Cap                      27,653                    4,832                         22,821
Index Plus Mid Cap**                       5,748                    5,748                              0
Index Plus Small Cap**                     5,555                    5,555                              0
Ascent                                    47,924                        0                         47,924
Crossroads                                47,989                        0                         47,989
Legacy                                    28,950                        0                         28,950

 *Value Opportunity commenced operations on February 2, 1998. Administrative
  Services Fees shown are for the period from February 2, 1998 to October 31, 1998.

**Index Plus Mid Cap and Index Plus Small Cap commenced operations on February
  3, 1998. Administrative Services Fees shown are for the period from February 3, 1998 to October 31, 1998.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of all Funds except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri 64105-1514, serves as the transfer agent and dividend-paying agent to the Funds.

                              INDEPENDENT AUDITORS

KPMG LLP, 1 Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP provides audit and tax services, assistance and consultation in connection with Commission filings.

                              PRINCIPAL UNDERWRITER

Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103, has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company. Shares of each Fund are offered on a continuous basis.

ACI is a Connecticut corporation, and is a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of ING.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by ACI to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

For the years ended October 31, 2000, 1999 and 1998, Shareholder Services fees were paid to AISI (for the period August 1, 1997 through April 30, 1998) and ACI (for the period after May 1, 1998) as follows:

Year Ended October 31, 2000
Company Name                                Total Underwriting Fees
------------                                -----------------------
Growth                                               $308,778
International                                         239,877

Small Company                                         157,592
Value Opportunity                                      16,532
Technology                                             39,961
Balanced                                              110,697
Growth and Income                                     243,774
Bond Fund                                              46,968
ING DIRECT Government Fund                             26,146
Money Market                                            1,620
Index Plus Large Cap                                  993,925
Index Plus Mid Cap                                     31,681
Index Plus Small Cap                                   15,048
Ascent                                                 86,818
Crossroads                                             78,321
Legacy                                                 42,859

Year Ended October 31, 1999
---------------------------

Company Name                                Total Underwriting Fees
------------                                -----------------------
Growth                                                $93,265
International                                          53,471
Small Company                                          47,171
Value Opportunity                                       4,741
Balanced                                               46,064
Growth and Income                                     123,267
Bond Fund                                              22,641
ING DIRECT Government Fund                              8,320
Money Market                                            1,192
Index Plus Large Cap                                  267,873
Index Plus Mid Cap                                      8,318
Index Plus Small Cap                                    7,896
Ascent                                                 36,042
Crossroads                                             20,360
Legacy                                                 16,944

Year Ended October 31, 1998
---------------------------

Company Name                                    Total Underwriting Fees
------------                                    -----------------------
Growth                                                $34,543
International                                          60,303
Small Company                                          29,313
Value Opportunity*                                        861
Balanced                                               24,151
Growth and Income                                      65,703
Bond Fund                                               4,918
ING DIRECT Government Fund                              2,207
Money Market                                           26,009
Index Plus Large Cap                                   12,230
Index Plus Mid Cap**                                      608
Index Plus Small Cap**                                    682
Ascent                                                  5,795
Crossroads                                              5,009
Legacy                                                  4,820

 *Value Opportunity commenced operations on February 2, 1998.

**Index Plus Mid Cap and Index Plus Small Cap commenced operations on
  February 3, 1998.

Fees in the amount of $236,100, $658,067 and $26,009, for the years ended October 31, 2000, 1999 and 1998, respectively, were waived for Money Market.

The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

For the year ended October 31, 2000, approximately $319,102, $1,044,238, $217,975, $398,781 and $3,943,690 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

ACI or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of the total Fund assets held in customer accounts that designate such firm as the selling broker-dealer. The value of a shareholder's investment will be unaffected by these payments.

                        PURCHASE AND REDEMPTION OF SHARES

Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or EAM, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and EAM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or EAM, in the case of Technology) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and EAM's duty to obtain best execution.

Aeltus (or EAM, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and EAM consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and EAM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or EAM to benefit the Funds.

Consistent with federal law, Aeltus or EAM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and EAM, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or EAM's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. EAM may also buy or sell the same security at or about the same time for a Fund and another advisory client of EAM, including clients in which affiliates of EAM have an interest. Either Aeltus or EAM, as the case may be, normally will aggregate the respective purchases or sales, and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                                    For Year Ended            For Year Ended            For Year Ended
Fund Name                            Oct. 31, 2000             Oct. 31, 1999             Oct.31, 1998
---------                            -------------             -------------             ------------

Growth                                  $805,950                  $462,377                  $347,005
International                          1,133,982                   497,419                   428,858
Small Company                          1,125,703                   342,043                   189,609
Value Opportunity*                        24,041                    16,153                    15,334
Balanced                                 155,698                   106,837                    74,562
Growth and Income                      2,620,251                 1,575,747                 2,363,653
Bond Fund                                  3,575                       275                         0
ING DIRECT Government Fund                   295                     3,615                         0

                                       31


Money Market                                   0                         0                         0
Index Plus Large Cap                     760,175                   278,464                    44,831
Index Plus Mid Cap**                      16,000                    11,440                    19,919
Index Plus Small Cap**                    12,082                     7,225                    27,474
Ascent                                   276,951                   145,421                   125,071
Crossroads                               261,920                   106,481                   100,787
Legacy                                    87,840                    47,787                    44,163
Technology***                             24,168                         -                         -

  *Value Opportunity commenced operations on February 2, 1998.
 **Index Plus Mid Cap and Index Plus Small Cap commenced operations on
   February 3, 1998.
***Technology commenced operations on March 1, 2000.

For the year ended October 31, 2000, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                            Commissions Paid on Total Transactions
------------                            --------------------------------------

Growth                                             $   88,074
International                                          42,779
Small Company                                          44,589
Value Opportunity                                       7,339
Balanced                                               39,520
Growth and Income                                     387,062
Index Plus Large Cap                                  337,727
Ascent                                                 48,351
Crossroads                                             45,872
Legacy                                                 13,366

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

The Company, Aeltus and ACI, and EAM have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, they are designed to prohibit a person from taking advantage of a Fund's trades or from acting on inside information. Each of the Codes of Ethics has been filed with and is available from the Securities and Exchange Commission.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectus. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service

Checkwriting is available with Class O shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-866-BUY-FUND (866-289-3863). All notices with respect to checks must be given to the transfer agent.

Cross Investing

     Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in another Fund.

     Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share is computed by dividing Class O's pro-rata share of a Fund's net assets less any liabilities specifically attributable to Class O by the total number of shares outstanding for Class O. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund. No attempt is made to present a detailed explanation of the tax treatment of each Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their U.S. income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Fund.

                             PERFORMANCE INFORMATION

Performance information for Class O shares including the yield and effective yield of Money Market, the yield or dividend yield of Bond Fund and ING DIRECT Government Fund and, specifically, the total return of the Funds may appear in reports or promotional literature to current or prospective shareholders.

Money Market Yield

Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7]) - 1

30-Day Yield for Certain Non-Money Market Funds

Quotations of yield at the public offering price (POP) for Bond Fund and ING DIRECT Government Fund will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                                         YIELD = 2[(a - b + 1)(6) - 1]
                                                    -----
                                                     cd

Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum POP per share on the last day of the period

For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the fund is calculated each day during the period according to the formulas below, and then added together for each day in the period:

o Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

o Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligation (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Dividend Yield

Bond Fund and ING DIRECT Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

                Dividend Yield = (Dividends paid x 12)/Net Asset Value

Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)(n)=ERV

Where:
P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

On August 1, 2001 the Funds introduced Class O shares. For periods prior to the Class O inception date, Class O performance will be derived from the historical performance of Class I shares, adjusted to reflect the fees and operating expenses applicable to Class O shares (particularly, Class O shares' 0.25% Rule 12b-1 service fee). Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance information for a Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Stock Index, the Standard & Poor's 400, the Standard & Poor's 600, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Salmon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

From time to time, the Funds may also advertise their performance showing the cumulative value of an initial or periodic investment in the Funds in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds.

The Funds may also include in their advertising examples to illustrate basic investment concepts, including but not limited to systematic investment, the effects of compounding, and various tax related concepts, including tax deferred growth and tax equivalent yield.

                                             Statement of Additional Information

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 23. Exhibits
-----------------

         (a.1)        Articles of Amendment and Restatement
                      (September 2, 1997)(1)
         (a.2)        Articles of Amendment (October 29, 1997)(2)
         (a.3)        Articles Supplementary (October 29, 1997)(2)
         (a.4)        Articles of Amendment (January 26, 1998)(3)
         (a.5)        Articles Supplementary (June 25, 1998)(4)
         (a.6)        Articles Supplementary (December 22, 1998)(5)
         (a.7)        Articles Supplementary (July 12, 1999)(6)
         (a.8)        Certificate of Correction (September 22, 1999)(7)
         (a.9)        Articles Supplementary (September 27, 1999)(7)
         (a.10)       Articles Supplementary (February 9, 2000)(8)
         (a.11)       Articles Supplementary (April 21, 2000)(9)
         (a.12)       Articles Supplementary (September 13, 2000)(10)
         (a.13)       Articles of Amendment (September 13, 2000)(10)
         (a.14)       Articles Supplementary (April 26, 2001)(11)
         (a.15)       Articles Supplementary (June 27, 2001)(12)
         (b)          Amended and Restated By-laws (December 13, 2000)(13)
         (c)          Instruments Defining Rights of Holders (set forth in the
                      Articles of Amendment and Restatement)(1)
         (d.1)        Investment Advisory Agreement between Aeltus Investment
                      Management, Inc. (Aeltus) and Aetna Series Fund, Inc.
                      (Registrant), on behalf of Aetna Bond Fund, Aetna
                      Government Fund, Aetna Index Plus Large Cap Fund, Aetna
                      International Fund, Aetna Money Market Fund, Aetna Small
                      Company Fund, Aetna Ascent Fund, Aetna Crossroads Fund,
                      Aetna Legacy Fund, Aetna Index Plus Mid Cap Fund, Aetna
                      Index Plus Small Cap Fund, Aetna Value Opportunity Fund
                      and Aetna Technology Fund(14)
         (d.2)        Investment Advisory Agreement between Aeltus and Aetna
                      Series Fund, Inc. (Registrant), on behalf of Aetna Growth
                      Fund, Aetna Balanced Fund and Aetna Growth and Income
                      Fund(14)
         (d.3)        Investment Advisory Agreement between Aeltus and the
                      Registrant, on behalf of Brokerage Cash Reserves(14)
         (d.4)        Investment Advisory Agreement between Aeltus and the
                      Registrant, on behalf of Aetna Principal Protection Fund I
                      (PPF I), Aetna Principal Protection Fund II (PPF II),
                      Aetna Principal Protection Fund III (PPF III), Aetna
                      Principal Protection Fund IV (PPF IV) and Aetna Index Plus
                      Protection Fund (IPPF)(14)
         (d.5)        Subadvisory Agreement among Aeltus, the Registrant, on
                      behalf of Aetna Technology Fund and Elijah Asset
                      Management, LLC(14)
         (e.1)        Underwriting Agreement between Aeltus Capital, Inc. and
                      the Registrant(14)
         (e.2)        Master Selling Dealer Agreement(13)

         (f)          Directors' Deferred Compensation Plan (1)
         (g.1)        Custodian Agreement - Mellon Bank, N.A.
                      (June 28, 2001)
         (g.2)        Custodian Agreement - Brown Brothers Harriman & Company
                      (Aetna International Fund) (June 28, 2001)
         (h.1)        Administrative Services Agreement between Aeltus and the
                      Registrant, on behalf of Aetna Balanced Fund, Aetna Bond
                      Fund, Aetna Growth Fund, Aetna Growth and Income Fund,
                      Aetna Government Fund, Aetna Index Plus Large Cap Fund,
                      Aetna International Fund, Aetna Money Market Fund, Aetna
                      Small Company Fund, Aetna Ascent Fund, Aetna Crossroads
                      Fund, Aetna Legacy Fund, Aetna Index Plus Mid Cap Fund,
                      Aetna Index Plus Small Cap Fund, and Aetna Value
                      Opportunity Fund(5)
         (h.2)        Amendment to Administrative Services Agreement between
                      Aeltus and the Registrant, on behalf of Aetna Bond Fund,
                      Aetna Government Fund, Aetna Index Plus Large Cap Fund,
                      Aetna International Fund, Aetna Money Market Fund, Aetna
                      Small Company Fund, Aetna Ascent Fund, Aetna Crossroads
                      Fund, Aetna Legacy Fund, Aetna Index Plus Mid Cap Fund,
                      Aetna Index Plus Small Cap Fund, Aetna Value Opportunity
                      Fund and Brokerage Cash Reserves(8)
         (h.3)        Amendment to Administrative Services Agreement between
                      Aeltus and the Registrant, on behalf of PPF I(6)
         (h.4)        Amendment to Administrative Services Agreement between
                      Aeltus and the Registrant, on behalf of PPF II(7)
         (h.5)        Amendment to Administrative Services Agreement between
                      Aeltus and the Registrant, on behalf of PPF III(8)
         (h.6)        Amendment to Administrative Services Agreement between
                      Aeltus and the Registrant, on behalf of PPF IV(9)
         (h.7)        Amendment to Administrative Services Agreement between
                      Aeltus and the Registrant, on behalf of IPPF(10)
         (h.8)        Amendment to Administrative Services Agreement between
                      Aeltus and the Registrant, on behalf of Brokerage Cash
                      Reserves(6)
         (h.9)        Amendment to Administrative Services Agreement between
                      Aeltus and the Registrant, on behalf of Aetna Technology
                      Fund(8)
         (h.10)       License Agreement(15)
         (h.11)       Transfer Agent Agreement(4)
         (h.12)       Amendment No. 1 to the Transfer Agency and Services
                      Agreement(16)
         (h.13)       Amendment No. 2 to the Transfer Agency and Services
                      Agreement(16)
         (h.14)       Amendment No. 3 to the Transfer Agency and Services
                      Agreement(5)
         (h.15)       Amendment No. 4 to the Transfer Agency and Services
                      Agreement(7)
         (h.16)       Amendment No. 5 to the Transfer Agency and Services
                      Agreement(17)
         (h.17)       Amendment No. 6 to the Transfer Agency and Services
                      Agreement(8)
         (h.18)       Amendment No. 7 to the Transfer Agency and Services
                      Agreement(9)
         (h.19)       Amendment No. 8 to the Transfer Agency and Services
                      Agreement for IMPRESSNet(R) Services(10)
         (h.20)       Amendment No. 8 to the Transfer Agency and Services
                      Agreement(10)

         (h.21)       Financial Guaranty Agreement among the Registrant, Aeltus
                      and MBIA Insurance Corporation (MBIA)(7)
         (h.22)       First Amendment to Financial Guaranty Agreement(18)
         (h.23)       Second Amendment to Financial Guaranty Agreement(19)
         (h.24)       Third Amendment to Financial Guaranty Agreement(14)
         (h.25)       Custodian Service Agreement among the Registrant, on
                      behalf of PPF I, MBIA, and Mellon Bank, N.A.(20)
         (h.26)       Custodian Monitoring Agreement among the Registrant, on
                      behalf of PPF I, MBIA, and Russell/Mellon Analytical
                      Services, LLC (Russell/Mellon)(20)
         (h.27)       Custodian Service Agreement among the Registrant, on
                      behalf of PPF II, MBIA, and Mellon Bank, N.A.(20)
         (h.28)       Custodian Monitoring Agreement among the Registrant, on
                      behalf of PPF II, MBIA, and Russell/Mellon(20)
         (h.29)       Custodian Service Agreement among the Registrant, on
                      behalf of PPF III, MBIA, and Mellon Bank, N.A.(9)
         (h.30)       Custodian Monitoring Agreement among the Registrant, on
                      behalf of PPF III, MBIA, and Russell/Mellon(9)
         (h.31)       Custodian Service Agreement among the Registrant, on
                      behalf of PPF IV, MBIA, and Mellon Bank, N.A.(10)
         (h.32)       Custodian Monitoring Agreement among the Registrant, on
                      behalf of PPF IV, MBIA, and Russell/Mellon(10)
         (h.33)       Custodian Service Agreement among the Registrant, on
                      behalf of IPPF, MBIA, and Mellon Bank, N.A.(13)
         (h.34)       Custodian Monitoring Agreement among the Registrant, on
                      behalf of IPPF, MBIA, and Russell/Mellon(13)
         (i)          Opinion and Consent of Counsel
         (j)          Consent of Independent Auditors
         (k)          Not applicable
         (l)          Initial Capital Agreement(16)
         (m.1)        Distribution Plan (Class A)(18)
         (m.2)        Distribution Plan (Class B)(14)
         (m.3)        Distribution Plan (Class C)(14)
         (m.4)        Distribution Plan (Brokerage Cash Reserves)(6)
         (m.5)        Shareholder Services Plan (Class A) (IPPF)(19)
         (m.6)        Shareholder Services Plan (Class B) (14)
         (m.7)        Shareholder Services Plan (Class C) (8)
         (m.8)        Shareholder Services Plan (Class O)(11)
         (m.9)        Shareholder Services Plan (Brokerage Cash Reserves)(6)
         (n)          Multiple Class Plan(11)
         (o)          Not applicable
         (p.1)        Aeltus Code of Ethics(21)
         (p.2)        Aetna Mutual Funds Code of Ethics(22)
         (p.3)        Elijah Asset Management, LLC Code of Ethics(22)
         (q.1)        Power of Attorney (November 6, 1998)(16)
         (q.2)        Authorization for Signatures(23)

1. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission (SEC) on January 16, 1998.
2. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on November 3, 1997.
3. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on April 24, 1998.
4. Incorporated herein by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on June 29, 1998.
5. Incorporated herein by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 25, 1999.
6. Incorporated herein by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 29, 1999.
7. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on October 6, 1999.
8. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on February 23, 2000.
9. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on June 28, 2000.
10. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on September 27, 2000.
11. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on May 31, 2001.
12. Incorporated herein by reference to Post-Effective Amendment No. 49 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 30, 2001.
13. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 15, 2000.
14. Incorporated herein by reference to Post-Effective Amendment No. 47 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on February 28, 2001.
15. Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, (File No. 33-85620), as filed with the SEC on June 28, 1995.
16. Incorporated herein by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 17, 1998.
17. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 10, 1999.
18. Incorporated herein by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 18, 2000.
19. Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2000.
20. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 16, 1999.
21. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 33-12723), as filed with the SEC on April 5, 2001.
22. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on August 1, 2000.

23. Incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

       Registrant is a Maryland corporation for which separate financial statements are filed. As of July 31, 2001, Aetna Life Insurance and Annuity Company (Aetna) and its affiliates had the following interest in the series of the Registrant, through direct ownership or through one of Aetna's separate accounts:

                                                                               % Aetna
                                             ----------------------------------------------------------------------------
                                                     Class I            Class A             Class B           Class C
                                                     -------            -------             -------           -------
Aetna Balanced Fund                                   24.87%             0.09%
Aetna Bond Fund                                       56.73%             1.86%
Aetna Government Fund                                 77.52%             7.88%
Aetna Growth Fund                                     15.53%             0.55%
Aetna Growth and Income Fund                          14.34%             0.17%
Aetna Index Plus Large Cap Fund                       41.90%             0.63%
Aetna Index Plus Mid Cap Fund                                            0.57%
Aetna Index Plus Small Cap Fund                       95.20%             1.72%
Aetna International Fund                               4.78%             1.37%
Aetna Money Market Fund                               49.67%             2.16%
Aetna Small Company Fund                              26.99%             1.50%
Aetna Value Opportunity Fund                                             1.50%
Aetna Technology Fund                                                    4.42%
Aetna Ascent Fund                                     77.24%             0.09%
Aetna Crossroads Fund                                 74.80%             0.14%
Aetna Legacy Fund                                     63.18%             0.10%

       Aetna is an indirect wholly owned subsidiary of ING Groep N.V.

       A list of persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 to Post-Effective Amendment No. 18 to Registration Statement on Form N-4 (File No. 33-81216), as filed on April 9, 2001.

Item 25. Indemnification
------------------------

       Article 12, Section (d) of the Registrant's Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed on January 16, 1998, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

       Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File

       No. 33-41694), as filed on February 25, 1999, provides for indemnification of the Administrator.

       Section 8 of the Underwriting Agreement, incorporated herein by reference to Exhibit (e.1) to Registrant's Statement on Form N-1A (File No. 33-41694), as filed on February 28, 2001, provides for indemnification of the Underwriter, its several officers and directors, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

       The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Aeltus also acts as investment adviser to certain private accounts.

       The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

-------------------------------------------------------------------------------------------------------------------------
Name                              Positions and Offices             Other Principal Position(s) Held
----                              with Investment Adviser           Since Oct. 31, 1998/Addresses
                                  -----------------------           -----------------------------

-------------------------------------------------------------------------------------------------------------------------

J. Scott Fox*                     Director, President, Chief        Director (since May 1996), President (since April
                                  Executive Officer and             2001), Chief Executive Officer (since June 2001),
                                  Chief Operating Officer           and Chief Operating Officer (since May 1996), Chief
                                                                    Financial Officer (May 1996 to June 2001),
                                                                    Managing Director (May 1996 to April 2001) - Aeltus
                                                                    Trust Company; Director (since February 1995),
                                                                    Executive Vice President (since April 2001), Chief
                                                                    Operating Officer (since February 1995), Chief
                                                                    Financial Officer, Managing Director (February 1995
                                                                    to April 2001) - Aeltus Capital, Inc.

Thomas J. McInerney**             Director                          General Manager and Chief Executive Officer (since
                                                                    December 2000) - ING Worksite Financial Services;
                                                                    Director (since February 1998), President (since
                                                                    August 1997) - Aetna Retirement Services, Inc.;
                                                                    Director and President (September 1997 - May 2000)
                                                                    and (since September 2000) - Aetna Life Insurance
                                                                    and Annuity Company; Executive Vice President
                                                                    (August 1997 to December 2000) - Aetna Inc.

Mark A. Tullis***                 Director                          Director (since December 2000) - Aetna Life
                                                                    Insurance and Annuity Company; General Manager and
                                                                    Chief of Staff (since November 2000) - ING North
                                                                    America Insurance Corporation; Executive Vice
                                                                    President and General Manager, Strategy and
                                                                    Operations (1999 to November 2000) - ING North
                                                                    America Insurance Corporation; Executive Vice
                                                                    President (June 1994 to August 1999) - Primerica.

John G. Turner****                Director                          Vice Chairman (September 2000 to present) - ING
                                                                    Americas; Chairman and Chief Executive Officer
                                                                    (July 1991 to September 2000) -  ReliaStar.

-------------------------------------------------------------------------------------------------------------------------
Name                              Positions and Offices             Other Principal Position(s) Held
----                              with Investment Adviser           Since Oct. 31, 1998/Addresses
                                  -----------------------           -----------------------------

-------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto*             Senior Vice President and         Senior Vice President and Assistant Treasurer (since
                                  Assistant Treasurer               April 2001) - Aeltus Trust Company; Vice President
                                                                    (April 2000 to April 2001) - Aeltus Trust Company.


Michael Gioffre*                  Senior Vice President,            Senior Vice President(since April 2001), Assistant
                                  Counsel and Secretary             General Counsel and Secretary (since July 2000) -
                                                                    Aeltus Capital, Inc.; Senior Vice President (since
                                                                    April 2001), Counsel (since July 2001), Secretary
                                                                    (since July 2000) - Aeltus Trust Company; Assistant
                                                                    Secretary (January 2000 - July 2000), Assistant General
                                                                    Counsel (July 2000 to July 2001) - Aeltus Trust
                                                                    Company; Counsel (May 1998 to July 2000) - Aetna
                                                                    Financial Services, Inc.

Brian K. Kawakami*                Senior Vice President, Chief      Senior Vice President (Since April 2001), Chief
                                  Compliance Officer                Compliance Officer & Director (since January 1996)
                                                                    - Aeltus Trust Company; Senior Vice President (Since
                                                                    April 2001), Chief Compliance Officer (since August
                                                                    1993) - Aeltus Capital, Inc.

Neil Kochen*                      Executive Vice President, Chief   Executive Vice President, Chief Investment Officer
                                  Investment Officer                (since April 2001), Managing Director (April 1996
                                                                    to April 2001) - Aeltus Trust Company; Executive Vice
                                                                    President (since April 2001), Managing Director
                                                                    (August 1996 to April 2001) - Aeltus Capital, Inc.

Frank Litwin*                     Executive Vice President,         Executive Vice President (since April 2001) - Aeltus
                                  Retail Marketing & Sales          Capital, Inc.; Executive Vice President (since April
                                                                    2001), Managing Director (September 1997 to April
                                                                    2001) - Aeltus Trust Company.

L. Charles Meythaler*             Executive Vice President,         Executive Vice President (since April 2001), Chief
                                  Chief Marketing Officer           Marketing Officer (since July 2001), and Director
                                                                    (since July 1997) - Aeltus Trust Company; Managing
                                                                    Director (June 1997to April 2001) -Aeltus Trust Company.

      * The principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602.
     ** The principal business address of Mr. McInerney is 151 Farmington
        Avenue, Hartford, Connecticut 06156.
    *** The principal business address of Mr. Tullis is 5780 Powers Ferry
        Road, NW, Atlanta, Georgia 30327-4390.
   **** The principal business address of Mr. Turner is 20 Washington Avenue
        South, Minneapolis, Minnesota 55401.

For information regarding Elijah Asset Management, LLC (EAM), the subadviser for Aetna Technology Fund, reference is made to the section entitled "Subadviser" in the Class A, Class B and Class C Prospectus, the Class I Prospectus and the Class A, B, C and I Statement of Additional Information each dated March 1, 2001. For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and principal officers of EAM, reference is made to EAM's current Form ADV (File No. 801-56227) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27. Principal Underwriters
-------------------------------

       (a)    None

       (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:

Name and Principal                    Positions and Offices                          Positions and Offices
Business Address*                     with Principal Underwriter                     with Registrant
-----------------                     --------------------------                     ---------------

J. Scott Fox                          Director, Executive Vice President and Chief   Director and President
                                      Operating Officer

Brian K. Kawakami                     Director, Senior Vice President, Chief         None
                                      Compliance Officer

Frank Litwin                          Director, Executive Vice President             Vice President

L. Charles Meythaler                  Director                                       None

Michael Gioffre                       Senior Vice President, Assistant General       Secretary
                                      Counsel and Secretary

Daniel F. Wilcox                      Senior Vice President, Finance and Treasurer   None


      *The principal business address of all directors and officers listed is 10 State House Square, Hartford, Connecticut 06103-3602.

       (c)    Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus (and its subadviser, EAM, in the case of Aetna Technology Fund), maintain physical possession of each account, book or other document, at 10 State House Square, Hartford, Connecticut 06103-3602 or 100 Pine Street, Suite 420, San Francisco, California 94111.

       Shareholder records are maintained by the transfer agent, DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri 64105-1514.

Item 29. Management Services
----------------------------

       Not applicable.

Item 30. Undertakings
---------------------

        Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 29th day of August 2001.

                                         AETNA SERIES FUND, INC.
                                         -----------------------------------
                                         Registrant

                                         By  J. Scott Fox*
                                             -------------------------------
                                              J. Scott Fox
                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                     Title                                              Date
---------                                     -----                                              ----

J. Scott Fox*                                 President and Director                      )
-------------------------------------------   (Principal Executive Officer)               )
J. Scott Fox                                                                              )
                                                                                          )
Albert E. DePrince, Jr.*                      Director                                    )
-------------------------------------------                                               )
Albert E. DePrince, Jr.                                                                   )
                                                                                          )
Maria T. Fighetti*                            Director                                    )
-------------------------------------------                                               )
Maria T. Fighetti                                                                         )      August 29, 2001
                                                                                          )
David L. Grove*                               Director                                    )
-------------------------------------------                                               )
David L. Grove                                                                            )
                                                                                          )
Sidney Koch*                                  Director                                    )
-------------------------------------------                                               )
Sidney Koch                                                                               )
                                                                                          )
Corine T. Norgaard*                           Director                                    )
-------------------------------------------                                               )
Corine T. Norgaard                                                                        )
                                                                                          )


Richard G. Scheide*                           Director                                    )
-------------------------------------------                                               )
Richard G. Scheide                                                                        )
                                                                                          )
John G. Turner*                               Director                                    )
-------------------------------------------                                               )
John G. Turner                                                                            )
                                                                                          )
Stephanie A. DeSisto*                         Treasurer and Chief Financial Officer       )
-------------------------------------------   (Principal Financial and Accounting         )
Stephanie A. DeSisto                          Officer)                                    )


By:       /s/ Michael Gioffre
          ---------------------------------------------------
         *Michael Gioffre
         Attorney-in-Fact

    *Executed pursuant to Power of Attorney dated April 4, 2001 and filed with the Securities and Exchange Commission on April 26, 2001.

                             Aetna Series Fund, Inc.
                                  EXHIBIT INDEX

        Exhibit No.         Exhibit                                                                               Page
        -----------         -------                                                                               ----


        99-(g.1)            Custodian Agreement - Mellon Bank, N.A. (June 28, 2001)
                                                                                                            ------------------

        99-(g.2)            Custodian Agreement - Brown Brothers Harriman & Company (Aetna
                            International Fund) (June 28, 2001)
                                                                                                            ------------------

        99-(i)              Opinion and Consent of Counsel

                                                                                                            ------------------

        99-(j)              Consent of Independent Auditors

                                                                                                            ------------------